UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2025

SONOCO PRODUCTS COMPANY
 Commission File No. 001-11261

South Carolina	57-0248420
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
1 N. Second St.
Hartsville, South Carolina 29550
(Address of principal executive offices)(Zip Code)
Telephone: (843) 383-7000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
The 2025 Annual Meeting of Shareholders of Sonoco Products Company (the "Company") was held on April 16, 2025. The following matters, as described more fully in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 14, 2025, were voted on by the shareholders at this meeting:
(1)     Election of Directors. The following directors were elected:

		VOTES
	Term	For	Against	Abstain	Broker Non-Votes
Steven L. Boyd	1 year	75,166,719	210,565	149,933	13,379,314
Scott A. Clark	1 year	74,832,162	545,621	149,434	13,379,314
R. Howard Coker	1 year	73,438,514	1,979,324	109,379	13,379,314
Dr. Pamela L. Davies	1 year	71,492,587	3,878,699	155,931	13,379,314
Theresa J. Drew	1 year	75,137,722	253,815	135,680	13,379,314
Philippe Guillemot	1 year	75,187,103	202,601	137,513	13,379,314
John R. Haley	1 year	72,828,847	2,563,586	134,784	13,379,314
Robert R. Hill, Jr.	1 year	73,940,307	1,448,572	138,338	13,379,314
Eleni Istavridis	1 year	75,183,268	208,531	135,418	13,379,314
Richard G. Kyle	1 year	73,820,991	1,568,336	137,890	13,379,314
Blythe J. McGarvie	1 year	72,737,394	2,651,042	138,781	13,379,314
Thomas E. Whiddon	1 year	71,438,634	3,950,341	138,242	13,379,314

(2)     Ratification of Independent Registered Public Accounting Firm. The ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 was approved. The shareholders voted 84,309,759 for and 4,447,165 against ratification, with 149,607 votes abstaining and no broker non-votes.
(3)     Advisory (Non-binding) Resolution to Approve Executive Compensation. The advisory (non-binding) resolution on executive compensation was approved. The shareholders voted 71,008,648 for and 4,162,336 against the resolution, with 356,233 votes abstaining and 13,379,314 broker non-votes.
(4)     Advisory (Non-binding) Shareholder Proposal Regarding Transparency in Political Spending. The advisory (non-binding) shareholder proposal regarding transparency in political spending was not approved. The shareholders voted 27,087,524 for and 46,125,260 against the resolution, with 2,314,433 votes abstaining and 13,379,314 broker non-votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: April 17, 2025	By:	/s/ Jerry A. Cheatham
Jerry A. Cheatham
Interim Chief Financial Officer